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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                Current Report

                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 11, 2001



                          Allied Research Corporation
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

              0-2545                                    04-2281015
     (Commission File Number)              (I.R.S. Employer Identification No.)



   8000 Towers Crescent Drive, Suite 260, Vienna, Virginia       22182
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, including area code (703) 847-5268


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5:    On January 11, 2001, the Registrant issued the press release attached
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hereto as Exhibit 99.

Exhibits:  99- Press Release dated January 11, 2001.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALLIED RESEARCH CORPORATION


                                             By: /s/ John G. Meyer, Jr.
                                                 -------------------------------
Date: January 16, 2001                           John G. Meyer, Jr.,
                                                 Executive Vice President and
                                                 Chief Operating Officer

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